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                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-30985 of Coinstar, Inc. on Form S-8 of our report dated February 6, 1998, included in this Annual Report on Form 10-K of Coinstar, Inc. for the year ended December 31, 1997.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington

March 27, 1998